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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

          CREDIT SUISSE INSTITUTIONAL FUND-EMERGING MARKETS PORTFOLIO

The following information supplements certain information contained in the Prospectus and Statement of Additional Information related to the Emerging Markets Portfolio (Portfolio) of the Credit Suisse Institutional Fund (Fund).

New Sub-Investment Adviser. Effective immediately, the Fund has retained Credit Suisse Asset Management Limited (CSAM U.K.), located at Beaufort House, 15 St. Botolph Street, London, EX 3A 7JJ, as sub-investment adviser to the Portfolio. The sub-investment advisory agreement with CSAM U.K. was approved by the shareholders of the Portfolio at a special meeting held on July 14, 2000. CSAM U.K. is responsible for assisting Credit Suisse Asset Management, LLC (CSAM) in the management of the Portfolio's international assets. CSAM U.K.'s sub-investment advisory fee will be paid by CSAM out of CSAM's net investment advisory fee and not by the Portfolio. Accordingly, no additional investment advisory fees will be paid by shareholders.

Like CSAM, CSAM U.K. is a member of Credit Suisse Asset Management and a subsidiary of Credit Suisse Group, one of the world's leading banks, and currently manages approximately $37 billion in assets. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions.

Portfolio Manager Changes. Federico D. Laffan and Jun Sung Kim are leaving their positions as Associate Portfolio Managers of the Portfolio to devote more time to other investment areas. Richard Watt continues to serve as Portfolio Manager, and Emily Alejos, Robert Hrabchak and Neil Gregson continue to serve as Associate Portfolio Managers of the Portfolio.

Dated: November 14, 2000                                           WPINI-16-1100